                               UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported) October 28, 2009

                   CONSOLIDATED CAPITAL PROPERTIES IV, LP

           (Exact name of Registrant as specified in its charter)

Delaware	0-11002	94-2768742
(State or other jurisdiction	(Commission	(I.R.S. Employer
Of incorporation or	File Number)	Identification Number)
Organization)

                               55 Beattie Place

                             Post Office Box 1089

                       Greenville, South Carolina 29602

                   (Address of principal executive offices)

                                (864) 239-1000

                          (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Consolidated Capital Properties IV, LP, a Delaware limited partnership (the “Registrant”), owns a 100% interest in CCP IV Arbours of Hermitage, LLC, a Delaware limited liability company, (the “Company”).  The Company owns Arbours of Hermitage Apartments (“Arbours of Hermitage”), a 350-unit apartment complex located in Hermitage, Tennessee.  As previously discussed, on September 25, 2009, the Company and eight other entities (together the “Selling Entities”)that collectively own nine apartment complexes containing an aggregate of 2,393 units entered into a Purchase and Sale Contract (the “Purchase Contract”) with a third party, Standard Portfolios LLC, a Delaware limited liability company (the “Purchaser”), to sell nine apartment complexes (together the “Properties” and individually a “Property”) owned by the Selling Entities to the Purchaser for a total sales price of $156,097,000, $17,119,000 of which will be allocated to Arbours of Hermitage.  Each of the Selling Entities is affiliated with both the Company and the General Partner of the Registrant.

On October 28, 2009, the Company and the Purchaser entered into a First Amendment to the Purchase and Sale Contract (the “First Amendment”) pursuant to which Arbours of Hermitage and three other properties were each removed as a property to be sold under the Purchase Contract.  In connection with the removal of the four properties, a portion of the initial deposit of approximately $1,281,000, $274,000 of which was allocated to Arbours of Hermitage, was released to the Purchaser.

This summary of the terms and conditions of the First Amendment is qualified in its entirety by reference to the First Amendment, a copy of which is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

10.152                        First Amendment to Purchase and Sale Contract between CCP IV               Arbours of Hermitage, LLC, a Delaware limited liability company,           and the affiliated Selling Entities and Standard Portfolios LLC, a          Delaware limited liability company, dated October 28, 2009*

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED CAPITAL PROPERTIES IV, LP

By:   ConCap Equities, Inc.

General Partner

By:   /s/Stephen B. Waters

Stephen B. Waters

Senior Director

Date: November 3, 2009